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                                  Exhibit 10.33


                       SmithKline Beecham Pharmaceuticals
                                 Jean Stephenne
                    Senior Vice President and General Manager


                                December 23, 1997




Dr. Steven Gillis
President, Chief Executive Officer
Corixa Corporation
1124 Columbia Street
Suite 200
Seattle, WA  98104

        OPTION AGREEMENT DATED MARCH 1, 1997

Dear Steve:

        This is to inform you of SB's intention to extend the [xxx] Option Period for one additional eighteen month period pursuant to Section 3(c) of the Option Agreement dated March 1, 1997.

        The Option Extension Fee of $2,000,000 defined in Section 3(d) of said Option Agreement will be transferred to you by wire transfer.

Yours Sincerely,


/s/ Jean Stephenne
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Jean Stephenne